UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38418	35-2528215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19805 N. Creek Parkway Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 262-7123

(Former name or former address, if changed since last report.): n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COCP	The Nasdaq Stock Market, LLC (The Nasdaq Capital Market)

Item 1.01 Entry into Material Definitive Agreement.

On October 28, 2025, Cocrystal Pharma, Inc., a Delaware corporation (the “Company” or “Cocrystal”) entered into a Securities Purchase Agreement (“SPA”) with four accredited investors (the “Purchasers”) under which the Purchasers purchased a total of 739,426 units of the Company’s securities. The units were priced at-the-market under the rules of the Nasdaq Stock Market at a purchase price of $1.39 per unit. Each unit consisted of one share of common stock and one warrant to purchase two shares of common stock at an exercise price of $1.24 per share over a 27-month period. The Purchasers did not receive registration rights. The gross proceeds were $1.03 million.

The Purchasers were four insiders of the Company.

The foregoing description of the terms of the SPA and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the form of the SPA, a copy of which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained in Item 1.01 is incorporated by reference into this Item 3.02. The sale of units was exempt from registration based upon Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) of Regulation D promulgated thereunder. Each Purchaser is an accredited investor and acquired the units for investment.

Item 7.01 Regulation FD Disclosure.

On October 30, 2025, the Company issued a press release announcing the private placement described above in Item 1.01. A copy of the press release is furnished as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under such section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Form of Securities Purchase Agreement
99.1	Press Release dated October 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cocrystal Pharma, Inc.

Date: October 30, 2025	By:	/s/ James Martin
	Name:	James Martin
	Title:	Co-Chief Executive Officer and Chief Financial Officer